FORWARD FUNDS

Supplement dated January 8, 2016

to the

Forward Funds Investor Class and Institutional Class Prospectus and Forward Funds Class A, Class B, Class C and Advisor Class Prospectus

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING

CHANGE IN PORTFOLIO MANAGEMENT

The following information applies to the Forward International Small Companies Fund (the “Fund”) only:

Effective immediately, Oliver Knobloch no longer serves as a member of the Fund’s portfolio management team. Accordingly, effective immediately, the following changes are made:

The paragraph under the heading “Investment Advisor/Portfolio Manager” in the Fund’s “Fund Summary” section in each of the prospectuses is replaced in its entirety to read as follows:

Forward Management, LLC (“Forward Management” or the “Advisor”) serves as investment advisor to the Fund. Forward Management has engaged the services of Pictet Ltd, which is part of Pictet Asset Management, to act as sub-advisor for the Fund. The Fund is team managed and all investment decisions are made jointly by the team. The members of the team are: Bill Barker, Team Head and Senior Investment Manager, and Justin Hill, Senior Investment Manager. Mr. Barker has managed the Fund since November 2007. Mr. Hill has managed the Fund since October 2001.

The paragraphs under the heading/subheading “Management of the Funds – Sub-Advisors/Portfolio Managers – Forward International Small Companies Fund” in each of the prospectuses is replaced in its entirety to read as follows:

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM Ltd”), which is part of Pictet Asset Management (“PAM”), to act as sub-advisor for the Forward International Small Companies Fund. PAM Ltd’s address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. PAM is the institutional business division of The Pictet Group and includes all of the operating subsidiaries and divisions of The Pictet Group that carry on institutional asset management. As of December 31, 2014, PAM had approximately $153 billion of assets under management, and The Pictet Group had approximately $456 billion of assets under management and administration for institutional and private clients.

The Forward International Small Companies Fund is team managed and all investment management decisions are made jointly by the team. The team members are:

Justin Hill, Senior Investment Manager. Mr. Hill joined PAM in October 2001 as a Senior Investment Manager in the Specialist Equities Team, concentrating on the UK and Asia Small Cap markets. Before joining PAM, Mr. Hill spent five years with the UK smaller companies team at Friends Ivory & Sime Asset Management in London and four years at Arthur Andersen. He is a graduate of St. Hugh’s College, Oxford and is a member of the Institute of Chartered Accountants.

Bill Barker, Head and Senior Investment Manager, Small Cap Equities Team. Mr. Barker joined PAM in November 2007 and is responsible for the UK. Before joining PAM, he worked as a UK Small Caps Manager for Threadneedle Investments (2000 to 2007) and previously held the same position at HSBC Asset Management (1996 to 1999) and Lloyds Investment Management (1992 to 1996). Mr. Barker graduated from Hull University with a BSc in Economics & Econometrics.

YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE SUMMARY PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

SUPP ISC PM 01082016

FORWARD FUNDS

Supplement dated January 8, 2016

to the

Forward Funds Statement of Additional Information (the “SAI”)

dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING

CHANGE IN PORTFOLIO MANAGEMENT

The following information applies to the Forward International Small Companies Fund (the “Fund”) only:

Effective immediately, Oliver Knobloch no longer serves as a member of the Fund’s portfolio management team. Accordingly, effective immediately, the following changes are made:

The second sentence in the first paragraph under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Pictet Asset Management Limited – Forward International Small Companies Fund (Non-Cash Portion)” in the SAI is replaced in its entirety to read as follows:

Bill Barker, Head and Senior Investment Manager, Small Cap Equities Team, and Justin Hill, Senior Investment Manager are the two portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund.

Other information and references to Oliver Knobloch are removed from the SAI.

YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

SUPP ISC PM SAI 01082016